UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2019

BRISTOL-MYERS SQUIBB COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-1136 (Commission File Number) 430 East 29th Street, 14th Floor New York, NY, 10016 (Address of Principal Executive Office)	22-0790350 (IRS Employer Identification Number)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

In connection with the proposed Offering described in Item 8.01 below, Bristol-Myers Squibb Company (the “Company”) is disclosing the section captioned “Sources and Uses of Funds and Pro Forma Capitalization” excerpted from the confidential offering memorandum dated May 1, 2019 relating to the Offering, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Further, the information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01.

Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities thereof, nor shall it be incorporated by reference into future filings by the Company under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing. Additionally, the submission of the information set forth in this Item 7.01 is not deemed an admission as to the materiality of any information in this this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

Item 8.01	Other Events.

On May 1, 2019, the Company issued a press release announcing its intention to commence, subject to market and other conditions, an offering of senior unsecured notes in a private offering (the “Offering”) that is exempt from, or not subject to, registration under the Securities Act of 1933, as amended.

The Offering is being conducted in connection with the previously announced proposed acquisition (the “Merger”) of Celgene Corporation (“Celgene”). The Company expects to use the net proceeds from the Offering to fund a portion of the aggregate cash portion of the merger consideration to be paid to Celgene shareholders in connection with the Merger and to pay related fees and expenses, with any remaining proceeds being used for general corporate purposes.

A copy of the press release issued by the Company is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are included as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Certain supplemental information regarding the Offering excerpted from Bristol-Myers Squibb Company’s confidential offering memorandum, dated May 1, 2019.

99.2	Press release of Bristol-Myers Squibb Company, dated May 1, 2019.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Certain supplemental information regarding the Offering excerpted from Bristol-Myers Squibb Company’s confidential offering memorandum, dated May 1, 2019.

99.2	Press release of Bristol-Myers Squibb Company, dated May 1, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: May 1, 2019	By:	/s/ Katherine R. Kelly
	Name:	Katherine R. Kelly
	Title:	Corporate Secretary